DEBT
                                                              STRATEGIES
                                                              FUND III, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              August 31, 1998

                         DEBT STRATEGIES FUND III, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                 Debt Strategies Fund III, Inc., August 31, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for Debt Strategies Fund III, Inc. The Fund's investment objective is to seek to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans. The securities are rated in the lower rating categories of the established rating services, Baa or lower by Moody's Investors Service, Inc. (Moody's) or BBB or lower by Standard & Poor's Rating Service (S&P), or unrated debt instruments of comparable quality. As a secondary objective, the Fund will seek capital appreciation. Up to 20% of the Fund's total assets may be invested in debt instruments which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories, Ca or lower by Moody's and CC or lower by S&P, or unrated instruments of comparable quality. In addition, the Fund may invest up to 20% of its total assets in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units.

Since inception (July 31, 1998) through August 31, 1998, the total investment return on the Fund's Common Stock was -0.10%, based on a change in per share net asset value from $10.00 to $9.99. During the same period, the net annualized yield of the Fund's Common Stock was 6.26%.

The Environment

The capital markets have been volatile since the Fund's inception in July. Starting in early summer, the tone and direction of the financial markets reversed course. In the past few months, the financial markets have experienced unprecedented volatility. The risk premium has increased dramatically, as evidenced by a declining equity market, widening credit spreads and a general flight to quality that drove down Treasury yields. In August, the high-yield market's return was the worst in the last 15 years.

Portfolio Strategy

In this environment, we expect to be conservatively opportunistic in selecting prospective investments. As of August 31, 1998, we continued to hold a large cash position, anticipating further yield spread expansion in both the high-yield and leveraged loan markets. We are beginning to see compelling values in both markets, and plan on investing our cash position during the coming months. On a relative value basis, high-yield bonds have become more attractive. However, until we see more stability in the capital markets, we expect to maintain at least a 40% weighting in floating rate secured loans.

Market Overview

Demand for bank loans was robust through July; however, as the liquidity in the capital markets dried up with the increased volatility, bank transactions announced in August offered wider London Interbank Offered Rate (LIBOR) spreads than for those transactions closing in July. This spread expansion, approximating 1%-1.5% for a typical liquid bank transaction, caused existing loans in the market to reprice to the market equilibrium. Par loans on average have repriced up to two points lower, or less than 2%, demonstrating the stability of this asset class in a difficult global environment.

Leveraged loan new-issue vol ume increased to $140 billion during the first six months of 1998, a 133% increase over the comparable period in 1997. (Leveraged loans are those at a spread of at least 1.5% over LIBOR.) This is the highest total of the 1990s. At the same time, secondary trading volume of leveraged loans reached $35.6 billion in the first half of 1998, a pace that puts it on track to exceed the record $62.0 billion for all of 1997.

With almost uninterrupted inflows of investor assets, yield spreads in the high-yield bond market remained at historically narrow levels through the first half of 1998. The high-yield bond market benefited from strong demand, a good economy, a record-breaking US stock market and low default rates. Beginning in early summer, the high-yield market was pressured by the disruptions in the Russian, Asian, Latin American and US equity markets. Liquidity became tight as high-yield outflows totaled $1.5 billion in August and yield spreads widened 200 basis points-250 basis points (2.00%-2.50%). As measured by the unmanaged Merrill Lynch High Yield Index, the high-yield market generated a return of -4.32% for the month of August, dragging the year-to-date total return down to 0.57%.

The high-yield market continued its record pace of new issuance through the first half of 1998, nearly equaling the total record issuance during all of 1997. Total first half issuance was $106 billion, which surpassed last year's comparable period by 83%, when $57 billion was issued. During the first half of the year, investors' appetites for risk increased, as zero coupon and prefunded cash-pay issues represented 21% of total issuance compared to 14% in 1997. Telecommunications borrowers continued to dominate the market, representing 25.5% of total issuance, or $32 billion.

New-issue volume in both the leveraged loan and high-yield bond markets has slowed considerably. Investors are digesting the huge growth in supply in both markets and the effect on domestic liquidity from the correction in the emerging fixed-income markets. Secondary bond markets are strong for higher-quality, large-capitalization issues, but very shallow for smaller issues and issues with any marginal credit deterioration.

Our outlook for the next six-month period is for continued volatility in the high-yield bond market and a stabilizing leveraged loan market. Continued Federal Reserve Board easing of the Federal Funds rate could be the catalyst that will bring liquidity back to the high-yield markets. Because new supply has been nonexistent, a return of confidence to the capital markets could produce a recovery in the high-yield market. The loan market, which has fared well in this correction, should continue to be less volatile than the high-yield market and benefit from a recovery in the capital markets. In the interim period before a rebound, demand is likely to remain dormant and constrain near-term supply, exacerbating the credit crunch. Borrowers who have to come to market will be forced to pay a premium spread, and we intend to take advantage of our very liquid position.

In Conclusion

We appreciate your investment in Debt Strategies Fund III, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President

/s/ R. Douglas Henderson

R. Douglas Henderson
Senior Vice President and
Portfolio Manager

October 13, 1998


                                      2 & 3

                                 Debt Strategies Fund III, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS

                    S&P    Moody's    Face                                                                                 Value
INDUSTRIES        Rating   Rating    Amount                   Corporate Debt Obligations                      Cost       (Note 1b)
====================================================================================================================================
Amusement &         B-       B3  US $1,000,000   Bell Sports, Inc., 11% due 8/15/2008 (a)                  $ 1,000,000    $  962,500
Recreational        B        B3        500,000   Loews Cineplex Entertainment Corp., 8.875% due 8/01/2008      495,943       472,500
Services--1.3%                                                                                             -----------   -----------
                                                                                                             1,495,943     1,435,000
====================================================================================================================================
Automotive          B-       B3      2,000,000   Key Plastics, Inc., 10.25% due 3/15/2007                    1,980,020     1,980,000
Equipment--
1.8%
====================================================================================================================================
Cable--2.6%         B        B3      3,000,000   Coaxial Communications of Ohio, Inc., 10% due 8/15/2006     3,000,000     2,910,000
====================================================================================================================================
Chemicals--9.0%     NR*      NR*     5,000,000   AOC LLC, Term B, due 9/30/2006 (b)                          4,987,500     4,987,500
                    NR*      Ba2     3,000,000   Huntsman Corp., Term, due 12/31/2002 (b)                    2,996,256     2,985,000
                    NR*      B1      1,961,297   Pioneer American Holding Corporation, Term,
                                                 due 12/05/2006 (b)                                          1,961,297     1,958,845
                                                                                                           -----------   -----------
                                                                                                             9,945,053     9,931,345
====================================================================================================================================
Consumer            B+       B2        250,000   Evenflo Company Inc., 11.75% due 8/15/2006 (a)                250,000       243,750
Products--1.2%      B+       Ba3     1,000,000   Shop-Vac Corp., 10.625% due 9/01/2003 (a)                   1,101,250     1,055,000
                                                                                                           -----------   -----------
                                                                                                             1,351,250     1,298,750
====================================================================================================================================
Drilling--2.9%      B+       B1      3,000,000   Cliffs Drilling Company, 10.25% due 5/15/2003               3,120,000     3,180,000
====================================================================================================================================
Energy--1.8%        NR*      Ba2     2,000,000   Clark Refining, Term, due 11/15/2004 (b)                    2,000,000     1,972,500
====================================================================================================================================
Gaming--3.8%        B+       B1      1,000,000   Argosy Gaming Co., 13.25% due 6/01/2004                     1,015,000     1,015,000
                    B        B1      1,000,000   Casino America, Inc., 12.50% due 8/01/2003                  1,065,000     1,065,000
                    BB-      B1      1,000,000   Horshoe Gaming LLC, 12.75% due 9/30/2000                    1,070,000     1,070,000
                    B+       B2      1,000,000   Lady Luck Gaming, 11.875% due 3/01/2001                     1,015,000     1,002,500
                                                                                                           -----------   -----------
                                                                                                             4,165,000     4,152,500
====================================================================================================================================
Hotels &            B+       B1      1,000,000   Intrawest Corporation, 9.75% due 8/15/2008                    984,440       965,000
Motels--0.9%
====================================================================================================================================
Metals &            B-       B2      2,430,000   AEI Holding Co., 10% due 11/15/2007 (a)                     2,463,826     2,308,500
Mining--6.6%        B        B3      2,000,000   Neff Corporation, 10.25% due 6/01/2008 (a)                  1,920,038     1,920,000
                    NR*      NR*     3,000,000   Ormet Corporation, Term, due 8/15/2008 (b)                  2,992,514     3,000,000
                                                                                                           -----------   -----------
                                                                                                             7,376,378     7,228,500
====================================================================================================================================
Packaging--         NR*      NR*     1,285,714   Graham Packaging, Term, due 1/31/2007 (b)                   1,285,714     1,285,714
1.2%
====================================================================================================================================
Paper--2.7%         NR*      NR*     3,000,000   Repap New Brunswick, Inc., Term, due 6/01/2004 (b)          3,030,000     3,030,000
====================================================================================================================================
Telephone           NR*      Caa1 DM 1,000,000   Espirit Telecom Group PLC, 11% due 6/15/2008 (a)              579,461       527,660
Communications--
0.5%
====================================================================================================================================
                                            Total Investments in Corporate Debt Obligations--36.3%          40,313,259    39,896,969
====================================================================================================================================

                                                            Short-Term Investments
===================================================================================================================================
Commercial                      US $5,000,000   American Stores Company, 5.70% due 9/09/1998                4,993,667     4,993,667
Paper**--58.2%                      4,000,000   Armstrong World Industries, Inc., 5.70% due 9/03/1998       3,998,733     3,998,733
                                    5,000,000   Atlas Funding Corporation, 5.75% due 9/02/1998              4,999,201     4,999,201
                                    5,042,000   Cincinnati Bell Inc., 5.70% due 9/15/1998                   5,030,824     5,030,824
                                    4,666,000   Cox Enterprises Inc., 5.68% due 10/14/1998                  4,634,344     4,634,344
                                    5,000,000   El Paso Natural Gas Co., 5.70% due 9/16/1998                4,988,125     4,988,125
                                    5,000,000   ITT Financial Corp., 5.70% due 9/25/1998                    4,981,000     4,981,000
                                    5,000,000   Lockheed Martin Corp., 5.67% due 9/04/1998                  4,997,637     4,997,637
                                    5,000,000   Occidental Petroleum Corp., 5.74% due 9/03/1998             4,998,406     4,998,406
                                    5,500,000   Sumitomo Bank Ltd., 5.88% due 10/01/1998                    5,473,050     5,473,050
                                    5,000,000   Texas Utilities Co., 5.70% due 9/14/1998                    4,989,708     4,989,708
                                    5,000,000   Union Pacific Corp., 5.70% due 9/01/1998                    5,000,000     5,000,000
                                    5,000,000   Volvo Group Treasury, N.A., 5.70% due 10/01/1998            4,976,250     4,976,250
                                                                                                          -----------   -----------
                                                                                                           64,060,945    64,060,945
===================================================================================================================================
US Government                       8,691,000   Federal National Mortgage Association, 5.45%
Agency                                          due 9/18/1998                                               8,668,633     8,668,633
Obligations**--7.9%
===================================================================================================================================
                                                Total Short-Term Investments--66.1%                        72,729,578    72,729,578
===================================================================================================================================
                                                Total Investments--102.4%                                $113,042,837   112,626,547
                                                                                                        =============
                                                Time Deposit+--2.7%                                                       3,020,000

                                                Liabilities in Excess of Other Assets--(5.1%)                            (5,654,620)
                                                                                                                       ------------
                                                Net Assets--100.0%                                                     $109,991,927
                                                                                                                       ============
===================================================================================================================================

            (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (b) Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or in some cases, another base lending rate. Corporate loans represent 17.5% of the Fund's net assets.
            + Time deposit bears interest at 5.75% with maturity on 9/01/1998.
            *     Not Rated.
            ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

                  See Notes to Financial Statements.


                                      4 & 5

                                 Debt Strategies Fund III, Inc., August 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                            As of August 31, 1998
===================================================================================================================================
Assets:              Investments, at value (identified cost--$113,042,837) (Note 1b) .................               $  112,626,547
                     Cash ............................................................................                      311,175
                     Time deposits ...................................................................                    3,020,000
                     Receivables:
                       Interest ......................................................................   $    546,202
                       Investment adviser (Note 2) ...................................................         37,569       583,771
                                                                                                         ------------
                     Deferred organization expenses (Note 1g) ........................................                       13,000
                                                                                                                      -------------
                     Total assets ....................................................................                  116,554,493
                                                                                                                      -------------
===================================================================================================================================
Liabilities:         Payables:
                       Securities purchased ..........................................................      6,236,618
                       Offering costs (Note 1g) ......................................................        295,000     6,531,618
                                                                                                         ------------
                     Accrued expenses and other liabilities ..........................................                       30,948
                                                                                                                      -------------
                     Total liabilities ...............................................................                    6,562,566
                                                                                                                      -------------
===================================================================================================================================
Net Assets:          Net assets ......................................................................                $ 109,991,927
                                                                                                                      =============
===================================================================================================================================
Capital:             Common Stock, $.10 par value, 200,000,000 shares authorized .....................                $   1,101,000
                     Paid-in capital in excess of par ................................................                  108,704,000
                     Undistributed investment income--net ............................................                      605,725
                     Undistributed realized capital gains on investments and
                     foreign currency transactions--net ..............................................                        1,881
                     Unrealized depreciation on investments and foreign
                     currency transactions--net ......................................................                     (420,679)
                                                                                                                      -------------
                     Total--Equivalent to $9.99 per share based on 11,010,000
                       shares of capital stock outstanding (market price--$9.00) .....................                $ 109,991,927
                                                                                                                      =============
===================================================================================================================================

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Period July 31, 1998+ to August 31, 1998
===================================================================================================================================
Investment Income        Interest and discount earned ................................................                 $    606,975
(Note 1f):
===================================================================================================================================
Expenses:                Investment advisory fees (Note 2) ...........................................    $  57,890
                         Professional fees ...........................................................       15,291
                         Accounting services (Note 2) ................................................        6,175
                         Directors' fees and expenses ................................................        5,390
                         Custodian fees ..............................................................        4,176
                         Listing fees ................................................................        3,766
                         Transfer agent fees (Note 2) ................................................        1,695
                         Printing and shareholder reports ............................................        1,221
                         Pricing services ............................................................          261
                         Amortization of organization expenses (Note 1g) .............................          235
                         Other .......................................................................          609
                                                                                                          ---------
                         Total expenses before reimbursement .........................................       96,709
                         Reimbursement of expenses (Note 2) ..........................................      (95,459)
                                                                                                          ---------
                         Total expenses after reimbursement ..........................................                        1,250
                                                                                                                       ------------
                         Investment income--net ......................................................                      605,725
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized    Realized gain (loss) from:
Gain (Loss) on             Investments--net ..........................................................         (183)
Investments &              Foreign currency transactions--net ........................................        2,064           1,881
Foreign Currency                                                                                          ---------
Transactions--Net        Unrealized depreciation on:
(Notes 1c, 1d, 1f & 3):    Investments--net ..........................................................     (416,290)
                           Foreign currency transactions--net ........................................       (4,389)       (420,679)
                                                                                                          ---------    ------------
                         Net realized and unrealized loss on investments and
                         foreign currency transactions ...............................................                     (418,798)
                                                                                                                       ------------
                         Net Increase in Net Assets Resulting from Operations ........................                 $    186,927
                                                                                                                       ============
===================================================================================================================================

            +     Commencement of operations.

                  See Notes to Financial Statements.


                                      6 & 7

                                 Debt Strategies Fund III, Inc., August 31, 1998

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                                  July 31, 1998+ to
                         Increase (Decrease) in Net Assets:                                                         August 31, 1998
===================================================================================================================================
Operations:              Investment income--net ......................................................                $     605,725
                         Realized gain on investments and foreign currency transactions--net .........                        1,881
                         Unrealized depreciation on investments and foreign currency
                         transactions--net ...........................................................                     (420,679)
                                                                                                                      -------------
                         Net increase in net assets resulting from operations ........................                      186,927
                                                                                                                      -------------
===================================================================================================================================
Capital Share            Proceeds from issuance of Common Stock ......................................                  110,000,000
Transactions             Offering costs resulting from the issuance of Common Stock ..................                     (295,000)
(Notes 1g & 4):                                                                                                       -------------
                         Net increase in net assets resulting from capital share transactions ........                  109,705,000
                                                                                                                      -------------
===================================================================================================================================
Net Assets:              Total increase in net assets ................................................                  109,891,927
                         Beginning of period .........................................................                      100,000
                                                                                                                      -------------
                         End of period* ..............................................................                $ 109,991,927
                                                                                                                      =============
===================================================================================================================================
                       * Undistributed investment income--net ........................................                $     605,725
                                                                                                                      =============
===================================================================================================================================

            +     Commencement of operations.

                  See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                                       For the Period
                                                                                                               July 31, 1998+ to
                     Increase (Decrease) in Net Asset Value:                                                     August 31, 1998
================================================================================================================================
Per Share            Net asset value, beginning of period ............................................                 $   10.00
Operating                                                                                                              ---------
Performance:         Investment income--net ..........................................................                       .06
                     Realized and unrealized loss on investments and
                     foreign currency transactions--net ..............................................                      (.04)
                                                                                                                       ---------
                     Total from investment operations ................................................                       .02
                                                                                                                       ---------
                     Capital charge resulting from the issuance of Common Stock ......................                      (.03)
                                                                                                                       ---------
                     Net asset value, end of period ..................................................                 $    9.99
                                                                                                                       =========
                     Market price per share, end of period ...........................................                 $    9.00
                                                                                                                       =========
================================================================================================================================
Total Investment     Based on market price per share .................................................                    (10.00%)++
Return:**                                                                                                              =========
                     Based on net asset value per share ..............................................                      (.10%)++
                                                                                                                       =========
================================================================================================================================
Ratios to Average    Expenses, net of reimbursement ..................................................                       .01%*
Net Assets:                                                                                                            =========
                     Expenses ........................................................................                      1.00%*
                                                                                                                       =========
                     Investment income--net ..........................................................                      6.28%*
                                                                                                                       =========
================================================================================================================================
Supplemental         Net assets, end of period (in thousands) ........................................                 $ 109,992
Data:                                                                                                                  =========
                     Portfolio turnover ..............................................................                      6.24%
                                                                                                                       =========
================================================================================================================================

            *     Annualized.
            **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
            +     Commencement of operations.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.


                                      8 & 9

                                 Debt Strategies Fund III, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on July 31, 1998, the Fund had no operation other than those relating to organizational matters and the issuance of 10,000 shares of Common Stock to Fund Asset Management, L.P. ("FAM") for $100,000 on July 24, 1998. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, corporate loans will be valued at the average of the mean between the bid and asked quotes received by one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex- dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. For the period July 31, 1998 to August 31, 1998, FAM earned fees of $57,890 all of which was voluntarily waived. FAM also reimbursed the Fund for additional expenses of $37,569.

Accounting services are provided to the Fund by FAM at cost.


                                     10 & 11

                                 Debt Strategies Fund III, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period July 31, 1998 to August 31, 1998 were $47,304,383 and $6,991,250, respectively.

Net realized gains (losses) for the period July 31, 1998 to August 31, 1998 and net unrealized losses as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Realized        Unrealized
                                                    Gains (Losses)      Losses
--------------------------------------------------------------------------------
Long-term investments ......................               --         $(416,290)
Short-term investments .....................        $    (183)               --
Foreign currency transactions ..............            2,064            (4,389)
                                                    ---------         ---------
Total                                               $   1,881         $(420,679)
                                                    =========         =========
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $416,290, of which $67,486 related to appreciated securities and $483,776 related to depreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $113,042,837.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the period July 31, 1998 to August 31, 1998 increased by 11,000,000 from shares sold.

5. Commitments:

On August 31, 1998, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currency with an approximate value of $591,000.

6. Subsequent Event:

On October 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.118714 per share, payable on October 30, 1998 to shareholders of record as of October 22, 1998.

PORTFOLIO PROFILE

As of August 31, 1998

                                                                      Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's*                                                         Investments
--------------------------------------------------------------------------------
BB/Ba ....................................................                17.8%
B/B ......................................................                50.1
CCC/Caa ..................................................                 1.3
NR (Not Rated) ...........................................                30.8
--------------------------------------------------------------------------------

* In cases when bonds are rated differently by Standard & Poor's Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Chemicals ...............................................                   8.5%
Metals & Mining .........................................                   6.2
Gaming ..................................................                   3.6
Drilling ................................................                   2.7
Paper ...................................................                   2.6
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
AOC LLC, Term B, due 9/30/2006 ..........................                   4.3%
Cliffs Drilling Company, 10.25% due  5/15/2003 ..........                   2.7
Repap New Brunswick, Inc., Term, due 6/01/2004 ..........                   2.6
Ormet Corporation, Term, due 8/15/2008 ..................                   2.6
Huntsman Corp., Term, due 12/31/2002 ....................                   2.6
Coaxial Communications of Ohio, Inc., 10% due 8/15/2006 .                   2.5
AEI Holding Co., 10% due 11/15/2007 .....................                   2.0
Key Plastics, Inc., 10.25% due 3/15/2007 ................                   1.7
Clark Refining, Term, due 11/15/2004 ....................                   1.7
Pioneer American Holding Corporation, Term, due
  12/05/2006 ............................................                   1.7
--------------------------------------------------------------------------------


                                     12 & 13

                                 Debt Strategies Fund III, Inc., August 31, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
R. Douglas Henderson, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

DBU

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBT03--8/98

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